Exhibit 10.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 7 day of August, 2008, by and among BASSETT FURNITURE INDUSTRIES, INCORPORATED, Virginia corporation (the “Borrower”), BRANCH BANKING AND TRUST COMPANY, as agent (the “Agent”), the banks listed on the signature pages hereof (collectively referred to herein as the “Banks”) and BASSETT FURNITURE INDUSTRIES OF NORTH CAROLINA, LLC (formerly Bassett Furniture Industries of North Carolina, Inc.), THE E.B. MALONE CORPORATION, BASSETT DIRECT STORES, LLC (formerly Bassett Direct Stores, Inc.), BASSETT DIRECT NC, LLC, and BASSETT DIRECT SC, LLC (collectively referred to herein as the “Guarantors”).

RECITALS:

The Borrower, the Agent, the Guarantors and the Banks have entered into a certain Third Amended and Restated Credit Agreement dated October 31, 2007 (the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and Guarantors have requested the Agent and the Banks to amend the Credit Agreement to modify certain provisions of the Credit Agreement as more fully set forth herein. The Banks, the Agent, the Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendment to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended to include the following new definitions:

“Consolidated Comprehensive EBITDA” shall be determined as of the end of each Fiscal Quarter and shall mean: (1) EBITDA, of the Borrower and its Consolidated Subsidiaries, for the Fiscal Quarter then ending and the immediately preceding three Fiscal Quarters, minus (2) non-cash income of the Borrower and its Consolidated Subsidiaries for the Fiscal Quarter then ending and the immediately preceding three Fiscal Quarters, all as determined in accordance with GAAP; plus (3) non-cash expenses of the Borrower and its Consolidated Subsidiaries for the Fiscal Quarter then ending and the immediately preceding three Fiscal Quarters, all as determined in accordance with GAAP. In the event earnings of any Person that is not a Consolidated Subsidiary of the Borrower are remitted to the Borrower or any Consolidated Subsidiary of the Borrower

such earnings shall not be included in Consolidated Comprehensive EBITDA until actually paid to the Borrower or such Consolidated Subsidiary and upon such payment shall be allocated among the Fiscal Quarter then ended and the immediately preceding three Fiscal Quarters on the basis that such earnings were reported by the Borrower and its Consolidated Subsidiary.

“Consolidated Interest Expense” for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period.

“EBITDA” means and includes, for any Fiscal Quarter for which the amount thereof is to be determined, the sum of: (i) Consolidated Net Income for such period; plus (ii) to the extent such amounts were deducted in computing Consolidated Net Income for such period, (a) Consolidated Interest Expense for such period; (b) income taxes and other taxes measured by income or profits in respect of the Borrower and its Consolidated Subsidiaries for such period; and (c) Depreciation and Amortization for such period.

(b) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the following definitions to read as follows:

“Termination Date” means November 30,2010.

SECTION 2.02. Amendment to Section 2.06(a). Section 2.06(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 2.06. Interest Rates. (a) “Applicable Margin” shall mean: (1) prior to the first Rate Determination Date, 1.75%; and (2) commencing on the first Rate Determination Date and continuing thereafter a percentage determined quarterly based upon the Consolidated Comprehensive EBITDA (calculated as of the last day of each Fiscal Quarter for the Fiscal Quarter then ended and the immediately preceding three Fiscal Quarters), as follows:

Consolidated Comprehensive EBITDA	Applicable Margin
Greater than $ 10,000,000.00	1.50%

Less than $ 10,000,000.00	1.75%

The Applicable Margin shall be determined effective as of the date (herein, the “Rate Determination Date”) which is the first day of the first calendar month after the day the Agent receives the quarterly financial statements for the Fiscal Quarter for which the Consolidated Comprehensive EBITDA is being determined and shall remain effective from such Rate Determination Date until the date which is the first day of the first calendar month after the day the Agent receives the quarterly financial statements for the Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) in the case of any Applicable Margin determined for the fourth and final Fiscal Quarter of a Fiscal Year, the Rate Determination Date shall be the date which is the first day of the first calendar month after the day the Agent receives the annual audited financial statements for the

Fiscal Year ending on the last day of such final Fiscal Quarter and such Applicable Margin shall be determined based upon the annual audited financial statements for the Fiscal Year ending on the last day of such final Fiscal Quarter, and (ii) if the Borrower shall have failed to deliver to the Bank the financial statements required to be delivered pursuant to Section 5.0l(a) or Section 5.01(b) with respect to a Fiscal Year or Fiscal Quarter, as the case may be, then for the period beginning on the Rate Determination Date (determined as if such financial statements were delivered on the last day permitted under Section 5.01(a) or Section 5.01(b)) and ending on the earlier of (A) the date on which the Borrower shall deliver to the Bank the financial statements to be delivered pursuant to Section 5.01(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, or (B) the date on which the Borrower shall deliver to the Bank annual financial statements required to be delivered pursuant to Section 5.01(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Loan shall bear interest at a rate per annum equal to the Default Rate at all times during such period. Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rate applicable to the Loan and in the fees applicable to each Letter of Credit outstanding on such Rate Determination Date; provided; that no Applicable Margin shall be decreased pursuant to this Section 2.06 if a Default is in existence on the Rate Determination Date.

SECTION 2.05. Amendment to Section 5.01(m). Section 5.01(m) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(m) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within 90 days after the end of each Fiscal Year a Borrowing Base Certification Report, in form and content reasonably satisfactory to the Agent, dated as of the last day of the immediately preceding Fiscal Quarter the statements which, in each instance, shall be certified as to truth and accuracy by the Senior Vice President - Chief Financial Officer or other authorized officer of the Borrower and each Guarantor;

SECTION 2.06. Amendment to Section 5.35. Section 5.35 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 5.35. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than: (a) (i) for each Fiscal Quarter ending in Fiscal Year 2008, $152,000,000.00, and (ii) for each Fiscal Quarter ending in Fiscal Year 2009 or Fiscal Year 2010, $142,000,000.00; plus (b) 100% of the cumulative Net Proceeds of Capital Stock/Conversion of Debt received during any period after the Fiscal Year ended November 30, 2007, calculated quarterly.

SECTION 2.07. Amendment to Section 5.36. Section 5.36 of the Credit Agreement, entitled “Liquidity Borrowing Base”, is hereby intentionally deleted from the Credit Agreement.

SECTION 2.08. Amendment to Section 5.37. Section 5.37 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 5.37. Minimum Marketable Investments. The fair market value of the Marketable Investments in Borrower’s Securities Account (as such term is defined in the Securities Account Control Agreement of even date herewith) and subject to a valid, enforceable and perfected first, priority lien and security interest for the benefit of the Agent, as agent for the Secured Parties, will at no time be less than $16,000,000.00. As used herein, “Marketable Investments” means: (i) direct obligations of the United States Government or any agency or instrumentality thereof maturing within one year from the date of acquisition, and (ii) investment securities and funds that are: (1) publicly traded on a national securities exchange; and (2) of a quality equivalent (or better) than the equity investments of Borrower on August     ,2008 and set forth on Schedule 5.37.

SECTION 2.09. Amendment to Agent Commitment Amount. The Commitment amount of the Agent as set forth on the signature page of the Credit Agreement is hereby increased from $40,000,000.00 to $45,000,000.00.

SECTION 2.10. Amendment to Exhibit A. Exhibit A to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit A attached hereto.

SECTION 3. Modifications. The Borrower, the Agent, the Guarantors and the Banks acknowledge and agree that: (a) prior to this Amendment, the Agent’s Commitment was equal to $40,000,000.00; and (b) effective as of August 7, 2008 the Agent’s Commitment shall be increased by an amount equal to $5,000,000.00, and after giving effect to such increase, the Agent’s Commitment shall be equal to $45,000,000.00. The Borrower and Guarantors acknowledge and agree that the Agent’s Commitment shall not be further increased without the Agent’s prior written consent.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Banks waive such conditions:

(a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) the Agent shall have received: (i) the duly executed Replacement Note for the account of the Agent; (ii) corporate resolutions and other evidence as the Agent may reasonably request, respecting the authorization, execution and delivery of this Amendment and the Replacement Note; and (iii) an opinion from counsel to the Borrower and Guarantors in form and content satisfactory to the Agent; and

(c) the fact that the representations and warranties of the Borrower and Guarantors contained in Section 6 of this Amendment shall be true on and as of the date hereof.

SECTION 5. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. All references to the Credit Agreement contained in the Notes, the Security Agreement, the Securities Account Control Agreements (as each are defined in the Credit Agreement), and the other Loan Documents shall mean and include the Credit Agreement as modified by this Amendment. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended and the other Loan Documents, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower and the Guarantors hereby expressly agree that the Credit Agreement, as amended, the Security Agreement, the Securities Account Control Agreements, and the other Loan Documents are in full force and effect.

SECTION 6. Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to each of the Banks as follows:

(a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived hereby or otherwise by the Banks on the date hereof.

(b) The Borrower and Guarantors have the power and authority to enter into this Amendment and the Replacement Note and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by them.

(c) This Amendment and the Replacement Note have been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitute legal, valid and binding obligations of the Borrower and Guarantors enforceable against them in accordance with their terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the Replacement Note and the performance hereunder and thereunder by the Borrower and Guarantors do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the assets or properties of the Borrower or any Guarantor are or may become bound.

SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 9. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Replacement Note and the Loans made under the Agent’s Commitment as increased by this Amendment. The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 10. Licensee Loan Guaranty. The Borrower hereby acknowledges and agrees that a termination of the Commitments under the Credit Agreement (whether on the Termination Date or at any time prior to the Termination Date for any reason) shall constitute termination of the Credit Agreement for purposes of subsection (t) of the definition of “Guaranty Trigger Event” set forth in the Licensee Loan Guarantees.

SECTION 11. Fee. The Borrower hereby agrees to pay to each Bank an amendment fee in the amount of $5,000.00, which fee, once paid, shall be fully earned and nonrefundable.

SECTION 12. Commitment. The Borrower, the Agent, the Guarantors and the Banks acknowledge and agree, as of the effective date of this Amendment, the aggregate amount of the Commitment of the Agent is equal to $45,000,000.00. The Borrowers shall deliver to the Agent an Amended and Restated Third Amended and Restated Revolving Credit Note (in the amount of the Agent’s Commitment) (such Note is referred to herein as the “Replacement Note”), executed by the Borrower, in exchange for the Note of the Agent currently outstanding. All references to the Third Amended and Restated Revolving Credit Note contained in the Credit Agreement, the Security Agreement, the Securities Account Control Agreements, and the other Loan Documents shall mean and include the Replacement Note as supplemented, modified, amended, renewed or extended.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

By:	/s/ Barry C. Safrit	(SEAL)
Barry C. Safrit
Senior Vice President and Chief Financial Officer

By:	/s/ Jay R. Hervey	(SEAL)
Jay R. Hervey
Vice President, General Counsel and Secretary

BASSETT FURNITURE INDUSTRIES OF NORTH CAROLINA, LLC,
formerly Bassett Furniture Industries of North Carolina, Inc.

By:	Bassett Furniture Industries, Incorporated, its sole Member and Manager

	By:	/s/ Barry C. Safrit	(SEAL)
Barry C. Safrit
Senior Vice President and Chief Financial Officer

	By:	/s/ Jay R. Hervey	(SEAL)
Jay R. Hervey
Vice President, General Counsel and Secretary

THE E.B. MALONE CORPORATION

By:	/s/ Barry C. Safrit	(SEAL)
Barry C. Safrit
Senior Vice President and Chief Financial Officer

By:	/s/ Jay R. Hervey	(SEAL)
Jay R. Hervey
Vice President, General Counsel and Secretary

First Amendment to

Third Amended and Restated

Credit Agreement

BASSETT DIRECT STORES, LLC, formerly Bassett Direct Stores, Inc.

By:	Bassett Furniture Industries, Incorporated, its sole Member and Manager

	By:	/s/ Barry C. Safrit	(SEAL)
Barry C. Safrit
Senior Vice President and Chief Financial Officer

	By:	/s/ Jay R. Hervey	(SEAL)
Jay R. Hervey
Vice President, General Counsel and Secretary

BASSETT DIRECT NC, LLC

By:	Bassett Direct Stores, LLC, its sole Member and Manager

	By:	Bassett Furniture Industries, Incorporated, its sole Member and Manager

		By:	/s/ Barry C. Safrit	(SEAL)
Barry C. Safrit
Senior Vice President and Chief Financial Officer

		By:	/s/ Jay R. Hervey	(SEAL)
Jay R. Hervey
Vice President, General Counsel and Secretary

First Amendment to

Third Amended and Restated

Credit Agreement

BASSETT DIRECT SC, LLC

By:	Bassett Direct Stores, LLC, its sole Member and Manager

	By:	Bassett Furniture Industries, Incorporated, its sole Member and Manager

		By:	/s/ Barry C. Safrit	(SEAL)
Barry C. Safrit
Senior Vice President and Chief Financial Officer

		By:	/s/ Jay R. Hervey	(SEAL)
Jay R. Hervey
Vice President, General Counsel and Secretary

First Amendment to

Third Amended and Restated

Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BRANCH BANKING AND TRUST COMPANY , as Agent,
Issuing Bank and as a Bank

By:	/s/ John H. Sorrells, III	(SEAL)
Title:	Senior Vice President

First Amendment to

Third Amended and Restated

Credit Agreement